Table of Contents

  PROBE MANUFACTURING, INC. 2006 EMPLOYEE INCENTIVE STOCK OPTION PLAN

PROBE MANUFACTURING, INC. 2006 EMPLOYEE INCENTIVE STOCK OPTION PLAN

1.   Purpose

The purpose of the Probe Manufacturing, Inc. 2006 Employee Incentive Stock Option Plan is to attract and retain high performing individuals who will make an immediate and long-term contribution to Probe Manufacturing, Inc.'s business by providing such individuals with the opportunity to acquire an ownership interest in Probe Manufacturing, Inc. through the award of Incentive Stock Options.

2.   Definitions

Whenever the following words are capitalized and used in the Plan, they shall have the respective meanings set forth below.

a.   "Board of Directors" means the Board of Directors of the Company.

b.   "Cause" shall include, but not be limited to (i) an act or acts of personal dishonesty of a Participant at the expense of the Company or any of its subsidiaries, (ii) a willful violation of the Participant's employment duties and responsibilities, (iii) a conviction of the Participant of a felony or a crime involving moral turpitude, (iv) unauthorized disclosure of confidential information, (v) competing with the Company or (vi) conduct substantially prejudicial to the Company. The Committee shall have the exclusive right to determine whether Cause exists and the Committee's determination shall be binding and conclusive on all Participants and the Company.

c.   "Code" means the Internal Revenue Code of 1986, as amended.

d.   "Committee" means a committee of at least two individuals appointed by the Board of Directors to administer the Plan. If the Company shall register its Common Stock under the Securities Act, then the Committee shall consist of at least two or more individuals meeting both the "Non-employee Director" standard set forth in Rule 16b-3 promulgated under Section 16 of the Exchange Act and the "Outside Director" standard set forth in the regulations promulgated under Section 1 62(m) of the Code.

e.   "Company" means Probe Manufacturing, Inc. Inc. and its subsidiaries.

f.   "Disability" means the permanent and total disability of Participant as defined in Section 22(e)(3) of the Code.

g.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

h.   "Exercise Price" the price at which Shares may be purchased upon exercise of an Incentive Stock Option covering such shares in accordance with the terms and conditions prescribed by this Plan.

i.   "Fair Market Value" means as of any given date, the fair market value of the Shares as determined by the Committee in good faith in its sole discretion, or if the Shares are publicly traded, the mean of the highest  and lowest quoted selling prices of the Shares on the exchange on which the Shares are listed (consolidated trading) or, if applicable, the mean of the highest and lowest quoted bid prices of the Shares as furnished by the National Association of Securities Dealers Inc.'s Automated Quotation System, as of the most recent trading date.

j.   "Grant Agreement" means an agreement setting forth the terms of an award of Incentive Stock Options to an employee of the Company, which is entered into by the Company and such employee.

k.   "Incentive Stock Option" means a stock option, which complies with Section 422 of the Internal Revenue Code of 1986, as amended and which is granted under this Plan to an employee of the Company.

l.   "Participant" means an individual selected by the Committee for an Incentive Stock Option award by the Committee in accordance with Section 5 below.

m.   "Plan" means this Probe Manufacturing, Inc. 2004 Incentive Stock Option Plan, as amended or restated from time to time.

n.   "Securities Act" shall mean the Securities Act of 1933, as amended.

o.   "Share" means a share of the Company's common stock no par value per share.

3.   Number of Shares

Two percent of the outstanding shares of the Company’s common stock, Outstanding Common Shares, shall be available for grant under this Plan. If any Incentive Stock Option granted under the Plan shall terminate or expire for any reason without having been exercised in full, the un-issued Shares covered by such incentive Stock Option shall again be available for grant under the Plan. The Shares issued by the Company under this Plan may be either un-issued Shares or treasury Shares.

4.   Administration

This Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum. The Committee shall have full power and authority to:

(a) Prescribe, amend and rescind rules and procedures governing the administration of this Plan;

(b) Interpret the provisions of this Plan and to establish and interpret rules and procedures with respect to the operation of this Plan;

(c) Determine the eligibility of employees to participate in this Plan in accordance with the standards set forth in this Plan;

(d) Determine, in accordance with the Plan and Section 422 of the Code, the terms of Incentive Stock Options granted to employees; and

(e) Delegate certain of the duties of the Committee to one or more agents to facilitate the administration of this Plan. Each action of the Committee, which is within the scope of the authority delegated to the Committee, shall be binding on all persons.

5.   Eligibility and Participation

Incentive Stock Options may be granted only to employees of the Company upon selection by the Committee, in its sole discretion. An employee who has been elected by the Committee for a grant of an Incentive Stock Option must, as a condition to receiving such grant, enter into a Grant Agreement with the Company specifying the terms of such grant.

Selection of an employee for an award shall not require the Committee to make another grant to such Participant at any other time during such Participant's employment with the Company.

6.   Incentive Stock Options

6.1. Power to Grant Stock Options

The Committee shall have the right and the power to grant, in accordance with this Plan, Incentive Stock Options on such terms and conditions as may be established by Committee in accordance with this Plan and Section 422 of the Code on or prior to the date of grant of such Incentive Stock Options.

6.2. Exercise Price

The Exercise Price of an Incentive Stock Option shall be lesser of the established Fair Market Value or  $.80  at the time of Grant; provided that the Exercise Price of an Incentive Stock Option granted to a holder of more than 10% of the outstanding Shares shall be 110% of the Fair Market Value of the Shares on the date of grant.

6.3. Term

The term of an Incentive Stock Option granted under this Plan shall be established by the Committee at the date of grant and shall not exceed 10 years from the date of grant for all Incentive Stock Options; provided however, in the case of an Incentive Stock Option with an Exercise Price set at 1 10% of Fair Market Value in accordance with Paragraph 6.2 above, the term of such Incentive Stock Option shall not exceed 7 years from the date of grant.

6.4. Vesting

An Incentive Stock Option granted under this Plan shall become exercisable upon such date or dates specified by the Committee, in its sole discretion, in the Grant Agreement relating to such Incentive Stock Option. To the extent required by Section 422 of the Code, the aggregate Fair  Market Value, determined as of the date of grant, of Shares for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000.

6.5. Exercise

An Incentive Stock Option may be exercised by a Participant upon the date or dates and in accordance with the conditions specified in the Grant Agreement executed by such Participant which relates to such Incentive Stock Option. However, no Incentive Stock Option shall be exercised for a fraction of a share.

To exercise an Incentive Stock Option, the Participant must deliver written notice to the Chief Financial Officer of the Company or any other Company executive provided by the applicable Grant Agreement after the date such Incentive Stock Option becomes exercisable but prior to the expiration of the term of such Incentive Stock Option or of the cancellation or forfeiture of such Incentive Stock Option.

Written notice delivered to the Company by the Participant must state the number of Shares being purchased and must be accompanied by payment of the full purchase price for such Shares. Method of payment for the Shares for which Incentive Stock Options are exercised shall be set forth in the Participant's Grant Agreement and, at the Committee's sole discretion, may include any or all of the following methods: (1) delivery of a personal check or money order payable to the Company; (2) delivery of Shares which have been held by such Participant for at least six months; (3) delivery by the Participant of a promissory note with recourse, and/or, (4) if there is a public market for the Shares, the delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company either sale proceeds of Shares sold to pay the purchase price or the amount loaned by the broker to pay the purchase price.

6.6. Limitation on Transfer of Incentive Stock Options

No Incentive Stock Option granted under this Plan shall be transferable otherwise than by will or the laws of descent and distribution, and any Incentive Stock Option granted under this Plan may be exercised during the lifetime of the person to whom the Incentive Stock Option shall initially have been granted only by such person or by such person's guardian or legal representative.

7.   Termination

7.1. Death, Disability, or Termination of the Participant's employment by the Company other than for Cause

In the event of Death or Disability of the Participant, or termination of the Participant's employment by the Company other than for Cause, all vested Incentive Stock Options shall be exercisable by the Participant's estate, personal representative, or Participant for a period which shall not exceed the expiration date(s) of any such Incentive Stock Options determined by the Committee and set forth in the applicable Grant Agreement(s) or the period permitted by Section 422 of the Code.

All unvested Incentive Stock Options may become exercisable to the extent determined by the Committee, in its sole discretion.

7.2. Voluntary Termination

In the event of a voluntary termination of employment by Participant, all vested and unvested Incentive Stock Options shall be immediately forfeited by the Participant without any consideration.

7.3. Termination For Cause

In the event of termination for Cause, all vested and unvested Incentive Stock Options shall be immediately forfeited by the Participant without any consideration.

7.4. Obligation to enter into Voting Trust Agreement with Company

If a Participant terminates employment with the Company under Paragraphs 7.1, 7.2 or 7.3 above and the Company has not registered its Shares under the Securities Act, at the request of the Company, such Participant shall be required to enter into a voting trust agreement with the Company on such terms and conditions as may be determined by the Committee in its sole discretion. In accordance with the voting trust agreement, such Participant shall give an unauthorized representative of the Company an irrevocable right to exercise all voting and consent rights in connection with Shares purchased upon exercise of Incentive Stock Options granted to such Participant under this Plan.

The obligation set forth under this Paragraph 7.4 shall terminate on the date he Company registers Shares under the Securities Act.

8.   Change of Control

8.1. Acceleration of Incentive Stock Options

Notwithstanding any provision of this Plan to the contrary, upon the occurrence of a Change in Control as set forth in Paragraph 8.2 below, all unvested Incentive Stock Options then outstanding under this Plan shall become fully exercisable as of the date of the Change in Control.

8.2. Definition of "Change in Control"

A Change in Control shall be deemed to have occurred on the earliest of the following dates:

(i)   the acquisition, other than from the Company or with the approval of the Board of Directors of the Company, of 50 percent or more of either the then outstanding Shares or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

(ii)  Registration of the Company's Common Stock under the Securities Act pursuant to an S-1 filing.

(iii) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the Company's assets or a sale of all of the outstanding shares of Common Stock of the Company to an unaffiliated entity or individual; or

(iv)  Liquidation or dissolution of the Company.

9.    No Right to Continued Employment

Nothing in the Plan or in any Grant Agreement shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate such individual's employment at any time.

10.   Limitation on Right to Shares

No Participant shall have any rights as a shareholder to any Shares subject to Incentive Stock Options until such Incentive Stock Options have been exercised.

11.   Investment Representation and Legending of Share Certificates

As a condition to receiving an Incentive Stock Option grant under the Plan, Participant shall agree that, unless the Shares subject such Incentive Stock Options have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such Incentive Stock Options unless and until the following conditions have been met:

a.    That Participant or any other individual who exercises such Incentive Stock Options on behalf of or as a result of a transfer from Participant, shall warrant to the Company prior to receipt of the Shares that such person(s) are acquiring such Shares for their own respective accounts for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares.

b.    The Company shall have received an opinion of its counsel that the Shares  may be issued upon such particular exercise in compliance with the Securities Act without registration.

All Share certificates issued upon the exercise of an Incentive Stock Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan; the rules, regulations or other requirements of the Securities Act and the Exchange Act, the rules of any stock exchange upon which such Shares are listed, or under any other applicable Federal or state laws; and the Committee may have a legend placed on any such certificates to make appropriate reference to such restrictions.

12.   Adjustment of Shares

In the event of any corporate change through recapitalization, merger, consolidation, stock dividend, split-up, combination or exchange of Shares or otherwise, which affects the character and amount of the Company's Shares prior to exercise of any Incentive Stock Option granted under this Plan, any such

Incentive Stock Options, to the extent not exercised, shall entitle a Participant holding such Incentive Stock Options to such number and kind of Shares as such Participant would have been entitled to had such Participant actually owned the Shares subject to such Incentive Stock Options at the time of such change. The Committee, in its sole discretion, shall determine any adjustments necessary to ensure that the Incentive Stock Option after such change is equivalent in value to such Incentive Stock Option prior to such change including, but not limited to, changes in the Incentive Stock Option Exercise Price or the number of Shares covered by such Incentive Stock Option(s).

13.   Withholding Tax

Whenever the Company is required to issue Shares upon exercise of an Incentive Stock Option by a Participant, such Participant shall remit to the Company an amount sufficient to satisfy any federal, state or local income and payroll tax withholding liability prior to the delivery of any certificate(s) for such

Shares. Upon approval by the Committee, in its sole discretion, any such liability may be satisfied prior to delivery of any certificate(s) by Participant electing to have the Company withhold a number of Shares equal in value to such liability, from the number of Shares to be issued to such

Participant.

14.   Termination and Amendment of Plan

The Plan shall terminate on August 21, 2013, unless previously terminated by action of the holders of a majority of the Shares outstanding. Upon termination, no additional Incentive Stock Option grants shall be made; however, outstanding Incentive Stock Options shall remain exercisable under the Plan in accordance with the terms of the applicable Grant Agreement(s).  The Committee may amend the Plan without further approval of the holders of a majority of the Shares outstanding provided that no amendment may materially and adversely affect any Incentive Stock Options previously issued unless the written consent of such affected Participant(s) is received prior to approval of such proposed amendment.

15.   Miscellaneous

15.1. Headings

Section headings used in this Plan are for convenience only and shall not be deemed to limit, characterize or affect in any way any provision of this Plan.  All provisions in this Plan shall be construed as if no headings had been used in this Plan.

15.2. Severability

Whenever possible, each provision in this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, then (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (ii) all other provisions of this Plan shall remain in full force and effect.

15.3. No Strict Construction

No rule of strict construction shall be applied against the Company, the Committee or any other person in the interpretation of any term of this Plan or any rule or procedure established by the Committee.

16.   Governing Law

All issues and questions concerning the construction, validity, enforcement and interpretation of this plan shall be governed by, and construed in accordance with, the laws of the state of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the state of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of California.

Dated: As of August 21, 2006

Probe Manufacturing, Inc.